EXHIBIT 10.1

Execution Copy

AMENDMENT NO. 1 (this “Amendment”) dated as of July 19, 2013 TO THE SUBSCRIPTION AGREEMENT, among AMERICAN EXPRESS CREDIT CORPORATION, a Delaware corporation, as Borrower (the “Borrower”); CITIBANK N.A., SYDNEY BRANCH, COMMONWEALTH BANK OF AUSTRALIA, NATIONAL AUSTRALIA BANK LIMITED and WESTPAC BANKING CORPORATION, as Mandated Lead Arrangers and Bookrunners; the BANKS party to the Subscription Agreement referenced below; and CITISECURITIES LIMITED, as facility agent (in such capacity, the “Facility Agent”).

WHEREAS, the parties have entered into a Subscription Agreement dated as of August 3, 2011 (the “Subscription Agreement”);

WHEREAS, the Borrower has requested that the Subscription Agreement be amended in certain respects as provided in this Amendment; and

WHEREAS, pursuant to Section 9.5 of the Subscription Agreement, the Banks are, on terms and conditions stated below, willing to grant the request of the Borrower, and the Borrower and the Banks have agreed to amend the Subscription Agreement as set forth in this Amendment;

Section 1.  Definitions.  Except as otherwise defined herein, terms defined in the Subscription Agreement are used herein as defined therein.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Subscription Agreement is hereby amended as follows:

2.01.  The reference to “August 3, 2014”  in the definition of “Tranche A Termination Date” in Section 1.1 of the Subscription Agreement is amended to read “August 3, 2015”.

2.02.  The pricing grid applicable to Tranche A Loans set forth immediately under the heading “Tranche A” in the definition of “Applicable Margin” in Schedule 1.1(b) of the Subscription Agreement is hereby amended to read as follows:

	Level I	Level II	Level III	Level IV	Level V	Level VI	Level VII
Applicable Margin	0.475%	0.525%	0.575%	0.625%	0.725%	0.825%	1.025%
Facility Fee Rate	0.475%	0.525%	0.575%	0.625%	0.725%	0.825%	1.025%

2.03.  Article IV of the Subscription Agreement is hereby amended to insert Section 4.13 to read as follows:

SECTION 4.13    Sanctioned Persons.  Neither the Borrower nor any of its Significant Subsidiaries, and, to the knowledge of the Borrower, none of their respective directors, officers or employees (i) is currently the subject of Sanctions, (ii) is located or organized or residing in any Designated Jurisdiction or (iii) is or has been (within the previous five (5) years) engaged in any transaction with any Person who is now or was the subject of Sanctions or who is located, organized or residing in any Designated Jurisdiction. No Loan, nor the proceeds of any Loan, has been used, directly or indirectly, to lend, contribute, provide or has otherwise been made available to fund any activity or business in any Designated Jurisdiction or any Person who is the subject of any Sanctions, or in any other manner that will result in any violation by any Person (including any Bank, the Mandated Lead Arrangers or the Facility Agent) of Sanctions.

As used in this Section 4.13: “Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction; and “Sanctions” means any international economic sanction administered or enforced by the Office of Foreign Assets Control of the United States Department of the Treasury, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority.

Section 3.  Representations and Warranties.  The Borrower represents and warrants as to itself that the representations and warranties set forth in Article IV of the Subscription Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to “this Agreement” included reference to this Amendment.

Section 4.  Conditions Precedent.  As provided in Section 2 above, the amendment of the Subscription Agreement contemplated hereby shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

4.01.  Execution by All Parties.  This Amendment shall have been executed and delivered by the Borrower and each of the Banks.

4.02.  Fees.  The Borrower shall have paid all accrued fees and expenses of the Facility Agent (including the reasonable fees and expenses of counsel to the Facility Agent in connection with this Amendment), and the Facility Agent shall have received for the account of each extending Bank the extension fee in an amount that shall have been agreed between the Borrower and the Facility Agent.

4.03.  Tranche A Commitments.  Each of the actions set forth in Section 5 shall have occurred.

Section 5.  Assignment of Certain Tranche A Commitments.  Immediately and automatically upon the effectiveness of this Amendment, each of the Banks listed on Schedule 1 hereto in its capacity as a Tranche A Bank (collectively, the “Dropping Tranche A Banks”) shall no longer be a Tranche A Bank and, in connection therewith, (i) the Dropping Tranche A Banks shall assign and sell at par to the Banks listed on Schedule 2 hereto (collectively, the “Upsizing Tranche A Banks”) all of their Tranche A Commitments, together with their outstanding Tranche A Loans and all of the related rights under the Credit Documents, and (ii) the Upsizing Tranche A Banks shall purchase and assume at par all of the Tranche A Commitments of the Dropping Tranche A Banks, together with all of the outstanding Tranche A Loans held by the Dropping Tranche A Banks and all of the related rights under the Credit Documents, and shall pay accrued and unpaid interest and Facility Fees thereon, in each case such that Tranche A Commitments and Tranche A Loans shall be held by the Upsizing Tranche A Banks as set forth on Schedule 2 hereto.  To effect the foregoing payments, the related transfers of funds shall be netted to the extent necessary to minimize the actual flows of funds between the relevant parties.  The parties hereto waive any other actions required by Section 9.6(d) of the Subscription Agreement to effect the foregoing assignments.

Section 6.  Miscellaneous.  Except as herein provided, the Subscription Agreement shall remain unchanged and in full force and effect.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

AMERICAN EXPRESS CREDIT CORPORATION

By:	/s/ Vivian Zhou
Name: Vivian Zhou
Title: Treasurer

CITIBANK, N.A., SYDNEY BRANCH

By:  /s/ Lachlan Tracey
           Name:  Lachlan Tracey
           Title:    Director

By:  /s/ Glenn Phillips
           Name:  Glenn Phillips
           Title:    Director

WESTPAC BANKING CORPORATION

By:  /s/ Robert Cameron
           Name:  Robert Cameron
           Title:    Associate Director

COMMONWEALTH BANK OF AUSTRALIA

By:  /s/ Matthew Lever
           Name:  Matthew Lever
           Title:    Director

NATIONAL AUSTRALIA BANK LIMITED

By:  /s/ Rosemarie DiCanto
           Name:  Rosemarie DiCanto
           Title:    Director

SUMITOMO MITSUI BANKING CORPORATION

By:  /s/ Alan Krouk
           Name:  Alan Krouk
           Title:    Managing Director

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By:  /s/ Robert Grillo
           Name:  Robert Grillo
           Title:    Director

BANK OF AMERICA, N.A.

By:  /s/ Scott W. Reynolds
           Name:  Scott W. Reynolds
           Title:    Director

DEUTSCHE BANK AG NEW YORK BRANCH

By:  /s/ Virginia Cosenza
           Name:  Virginia Cosenza
           Title:    Vice President

By:  /s/ Ming K. Chu
           Name:  Ming K. Chu
           Title:    Vice President

JPMORGAN CHASE BANK, N.A.

By:  /s/ Lorenzo Melendez
           Name:  Glenn Phillips
           Title:    Executive Director

MIZUHO BANK, LTD.

By:  /s/ Debra Anne Hazelton
           Name:  Debra Anne Hazelton
           Title:    General Manager

CREDIT SUISSE AG, CAYMAN ISLAND BRANCH

By:  /s/ Doreen Barr
           Name:  Doreen Barr
           Title:    Authorized Signatory

By:  /s/ Alex Verdone
           Name:  Alex Verdone
           Title:    Associate

LLOYDS TSB BANK PLC

By:  /s/ Dennis McClellan
           Name:  Dennis McClellan
           Title:    Assistant Vice President

By:  /s/ Karen Weich
           Name:  Karen Weich
           Title:    Vice President

ROYAL BANK OF CANADA

By:  /s/ Nicole Fawkner
           Name:  Nicole Fawkner
           Title:    Director, Corporate Banking

THE ROYAL BANK OF SCOTLAND PLC

By:  /s/ Fergus Smail
           Name:  Fergus Smail
           Title:    Director

UBS AG, AUSTRALIA BRANCH

By:  /s/ Luke Goldsworthy
           Name:  Luke Goldsworthy
           Title:    Director

By:  /s/ Celle Raguine
           Name:  Celle Raguine
           Title:    Associate Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., SYDNEY BRANCH

By:  /s/ Shunsuke Suzuki
           Name:  Shunsuke Suzuki
           Title:    Deputy General Manager

GOLDMAN SACHS LENDING PARTNERS LLC

By:  /s/ Michelle Latzoni
           Name:  Michelle Latzoni
           Title:    Authorized Signatory

HSBC BANK AUSTRALIA LIMITED

By:  /s/ Charlotte Middleton
           Name:  Charlotte Middleton
           Title:    Attorney, Chief Risk Officer

STANDARD CHARTERED BANK

By:  /s/ James P. Hughes
           Name:  James P. Hughes
           Title:    Director

By:  /s/ Andrew Y. Ng
           Name:  Andrew Y. Ng
           Title:    Director

TORONTO DOMINION (TEXAS) LLC

By:  /s/ Masood Fikree
           Name:  Masood Fikree
           Title:    Authorized Signatory

THE NORTHERN TRUST COMPANY

By:  /s/ Sophia E. Love
           Name:  Sophia E. Love
           Title:    Vice President

KEB AUSTRALIA LTD.

By:  /s/ Jong Min Jeong
           Name:  Jong Min Jeong
           Title:    Managing Director

TAIWAN COOPERATIVE BANK, LTD.

By:  /s/ Wen-Ching Wang
           Name:  Wen-Ching Wang
           Title:    VP & General Manager

BANK OF TAIWAN, OFFSHORE BANKING BRANCH

By:  /s/ Li-Fen Jane
           Name:  Li-Fen Jane
           Title:    SVP & General Manager

THE SHANGHAI COMMERCIAL & SAVINGS BANK, LTD. OFFSHORE BANKING BRANCH

By:  /s/ Wen-Chen Chang
           Name:  Wen-Chen Chang
           Title:    Deputy Executive Vice President

By:  /s/ Kevin Shiao
           Name:  Kevin Shiao
           Title:    Senior Vice President

SCHEDULE 1

DROPPING TRANCHE A BANKS

1. Taiwan Cooperative Bank, Ltd.
2. Bank of Taiwan, Offshore Banking Branch
3. The Shanghai Commercial & Savings Bank, Ltd. Offshore Banking Branch

SCHEDULE 2

UPSIZING TRANCHE A BANKS

Bank	Tranche A Commitments immediately after the effectiveness of this Amendment		Tranche A Loans immediately after the effectiveness of this Amendment
Citibank, N.A., Sydney Branch	$	A141,250,000	$	A141,250,000
Westpac Banking Corporation	$	A197,250,000	$	A197,250,000
Commonwealth Bank of Australia	$	A141,250,000	$	A141,250,000
National Australia Bank Limited	$	A141,250,000	$	A141,250,000